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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 17, 2000

                          LEAP WIRELESS INTERNATIONAL
             (Exact name of Registrant as specified in its charter)

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
           Delaware                      0-29752                33-0811062
       (State or Other           (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)
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
       10307 PACIFIC CENTER COURT                   92121
(Address of Principal Executive Offices)          (Zip Code)
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       Registrant's telephone number, including area code: (858) 882-6000

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     This Current Report on Form 8-K is filed by Leap Wireless International,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

     On February 17, 2000, the Company issued the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 99     Press Release, dated February 17, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 17, 2000            LEAP WIRELESS INTERNATIONAL

                                        By: /s/ JAMES E. HOFFMANN
                                            ------------------------------------
                                            James E. Hoffmann
                                            Senior Vice President and General
                                               Counsel


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                                 EXHIBIT INDEX

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Exhibit
Number         Description
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

99             Press Release, dated February 17, 2000
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